                                                                   Exhibit 99(i)
                                                                   FORM 2 (7/94)

                               OPERATING STATEMENT

Debtor:  IN RE: CINCINNATI MICROWAVE, INC.           Case No:   97 - 10882
        ----------------------------------                    ------------

                         Month Ending: FEBRUARY 28, 1997
                                      -------------------
                                                                     Total
                                             Current Month           Since Filing

Total Revenue / Sales                         $  1,313,996          $   1,313,996
Cost of Sale                                  $  1,005,281          $   1,005,281
                                              -  ---------          -   ---------
Gross Profit                                  $    308,715          $     308,715

Expenses:

Officer Compensation                          $     57,300          $      57,300
Employee Salaries                             $    196,811          $     196,811
Benefits & Pensions                           $          0          $           0
Payroll Taxes                                 $          0          $           0
Other Taxes                                   $     14,053          $      14,053
Rent & Lease Expense                          $          5          $           5
Interest Expense                              $          0          $           0
Insurance                                     $          0          $           0
Auto & Truck Expenses                         $        176          $         176
Utilities                                     $      1,781          $       1,781
Depreciation                                  $     65,713          $      65,713
Travel & Entertainment                        $        405          $         405
Repairs & Maintenance                         $        196          $         196
Advertising                                   $     11,193          $      11,193
Supplies, Office Expense                      $      5,397          $       5,397
Other: Specify                                $          0          $           0
TOTAL EXPENSES:                               $    353,030          $     353,030

NET OPERATING PROFIT / (LOSS)                 $    (44,315)         $     (44,315)

Add:  Non-Business Income

        Interest Income                       $          0          $           0
        Other Income                          $          0          $           0
Less: Non-Business Expenses:

        Professional Fees                     $          0          $           0
        Other                                 $      8,700          $       8,700
                                                     -----          -       -----
TOTAL NON-BUSINESS PROFIT / (LOSS)            $     (8,700)         $      (8,700)

NET INCOME / (LOSS)                           $    (53,015)         $     (53,015)


                                                                   FORM 3 (7/94)

                                  BALANCE SHEET

Debtor:   CINCINNATI MICROWAVE, INC.                    Case No.    97 - 10882
        ----------------------------                           ----------------

                         Month Ending: February 28, 1997
                                       -----------------

ASSETS                                     CURRENT MONTH   PRIOR MONTH   AT FILING

Cash:                                          $    868,084            $    724,343
Inventory:                                     $  4,894,868            $  5,643,874
Accts. Rec:                                    $  1,844,514            $  1,819,744
Insider Receivables:                           $          0            $          0
Land & Buildings:                              $ 12,492,980            $ 12,492,980
Furn., Fixtures & Equip:                       $ 25,374,571            $ 25,373,681
Accumulated Depreciation:                      $(29,229,400)           $(29,118,554)
Other:                                         $  1,738,694            $  1,120,823
                                               ------------            ------------
TOTAL ASSETS:                                  $ 17,984,311            $ 18,056,891

LIABILITIES:
POST-PETITION LIABILITIES:

Accts. Payable:                                $     11,992
Wages & Salaries:                              $     77,146
Taxes Payable:                                 $          0
Other:                                         $          0            $          0
      ----------------------                   -          -            -          -
TOTAL POST-PETITION LIAB                       $     89,138            $          0

SECURED LIABILITIES:

Subject to Post-Petition                       $  3,807,200            $  3,794,500
Coll. or Financing Order                       $          0            $          0
All Other Secured Liab                         $          0            $          0
                                               ------------            ------------
TOTAL  SECURED LIAB                            $  3,807,200            $  3,794,500

PRE-PETITION LIABILITIES:

Taxes & Other Pri. Liab                        $  1,529,831            $  1,539,168
Unsecured Liabilities:                         $ 10,581,784            $ 10,630,261
Other: Accruals & estimates                    $  6,174,291            $  6,237,879
     -----------------------                   ------------            ------------
TOTAL PRE-PETITION LIAB                        $ 18,285,906            $ 18,407,308

EQUITY:

Owners' Capital:                               $ 10,937,861            $ 10,937,861
Retained Earnings-PrePet                       $(15,082,778)           $(15,082,778)
Retained Earnings-PostPet                      $    (53,013)           $          0
TOTAL EQUITY                                   $ (4,197,930)           $ (4,144,917)
                                               ------------            ------------
TOTAL LIAB. & EQUITY                           $ 17,984,314            $ 18,056,891


                                                                 FORM 4 (7/94)

                                               SUMMARY OF OPERATIONS


Debtor: CIN. MICROWAVE      Period Ended:  February 28, 1997       Case No.  97-10882
       ---------------                   -------------------               -----------

                                                 Taxes Payable Schedule
                                                 ----------------------

                                         Beginning             Accrued/             Payment/               Ending
                                         Balance               Withheld             Deposit                Balance
                                      ----------------------------------------------------------------------------------
Income Taxes Withheld:
Federal:                               $  37,946.56            $ 34,210.77           $ (74,920.46)          $  (2,763.13)
State:                                 $  (2,071.52)           $  8,910.53           $  (6,839.01)          $       0.00
Local:                                 $    (513.56)           $      0.00           $     (20.33)          $    (533.89)

FICA Withheld:                         $  21,979.48            $ 15,678.46           $ (39,106.83)          $  (1,448.89)

Employers FICA:                        $  21,979.48            $ 15,678.46           $ (39,106.83)          $  (1,448.89)

Unemployment Tax:
Federal:                               $ (17,987.85)           $      0.00           $  (1,840.91)          $ (19,828.76)
State:                                 $ (22,711.42)           $ 23,715.18           $  (3,547.48)          $  (2,543.72)


Sales, Use & Excise:
Sales Tax:                             $ (11,541.97)           $ 11,410.16           $  (7,791.51)          $  (7,923.32)
Real Estate Tax:                       $ (53,149.81)           $      0.00           $       0.00           $ (53,149.81)
Property Taxes:                        $ (459444.52)           $      0.00           $       0.00           $(459,444.52)
Use Tax:                               $  (1,500.00)           $      0.00           $       0.00           $  (1,500.00)
Other: Worker's, etc                   $ (63,623.85)           $  5,392.15           $ (10,406.64)          $ (68,638.34)

TOTALS:                                $(550,638.98)           $114,995.71           $(183,580.00)          $(619,223.27)


                          AGING OF ACCOUNTS RECEIVABLE
                       AND POST-PETITION ACCOUNTS PAYABLE

                 Age in Days                        0-30            30-60          Over 60

                 Post Petition

                 Accts. Payable                 $     11,992       $     0         $      0

                 Accts. Rec.                    $  1,153,343       $88,125         $603,046





FOR ALL POST-PETITION ACCOUNTS PAYABLE OVER 30 DAYS OLD, PLEASE ATTACH A SHEET LISTING EACH SUCH ACCOUNT, TO WHOM THE ACCOUNT IS OWED, THE DATE THE ACCOUNT WAS OPENED, AND THE REASON FOR NON-PAYMENT OF THE ACCOUNT.

Describe events or factors occuring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.


                                                                   FORM 5 (7/94)

                             MONTHLY CASH STATEMENT

Debtor:   CINCINNATI MICROWAVE, INC.                 Statement for the period:
      ------------------------------
Case No:    97 - 10882                 From:  Feb 14, 1997   To:   Feb 28, 1997
         ---------------------------       ---------------      --------------


Cash Activity Analysis (Cash Basis Only):

                                     General         Payroll         Tax        Cash Coll.
                                      Acct.           Acct.          Acct.        Acct.
                                      -----           -----          -----        -----
A.  Beginning Balance                                                          $   724,343

B.  Receipts, Attach                                                           $ 1,255,033
    separate schedule:
                                                                               -----------

C.  Balance Available                                                          $ 1,979,376
    (A + B)

D.  Less Disbursements                                                         $(1,111,292)

    Attach separate
                                                                               -----------
    schedule

E.  ENDING BALANCE                    $ 0            $ 0               $ 0     $   868,084
    (C - D)


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FORM EACH
ACCOUNT)



General Account:
1.    Depository Name & Add.    Fifth Third Bank   Cincinnati   Ohio
                                ----------------------------------------------------------------
2.    Account Number            Cash collateral accts 728-51998, 999-41002, 733-55267, 727-19671
                                ----------------------------------------------------------------
Payroll Account:
1.    Depository Name & Add.
                                -----------------------------------------------------------------
2.    Account Number
                                -----------------------------------------------------------------

Tax Account:
1.    Depository Name & Add.
                                -----------------------------------------------------------------
2,    Account Number
                                -----------------------------------------------------------------

Other monies on hand (specify type and location) (i.e. CD's, petty cash, etc.)

APPROXIMATELY $950 IN PETTY CASH. INCLUDED IN BOOK CASH IS A RESERVE OF $500,000 MAINTAINED BY THE CREDIT CARD COMPANY TO OFFSET CLAIMS ETC.

Date: 4/4/97                                  /s/ Kurt H. Stump
     --------                                 ------------------------------
                                                   Debtor in Possession

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:    ERIKA WILLIAMS                        Capacity:          Principal
     -----------------------                              ----
                                                            X     Officer
                                                          -----
                                                            X     Director
                                                          -----
                                                                  Insider
                                                          -----

Detailed Description of Duties: Daily responsibilities of President and Chief
                               -----------------------------------------------
Executive Officer.
------------------
CURRENT COMPENSATION PAID:                      Weekly  or                       Monthly

                                                                                 $30,000
                                       ----------------                  ----------------

CURRENT BENEFITS RECEIVED:                      Weekly  or                       Monthly

         Health Insurance                                                           $204
                                       ----------------                  ----------------
         Life Insurance
                                       ----------------                  ----------------
         Retirement
                                       ----------------                  ----------------
         Company Vehicle
                                       ----------------                  ----------------
         Entertainment
                                       ----------------                  ----------------
         Travel
                                       ----------------                  ----------------
        Other Benefits
                                       ----------------                  ----------------
CURRENT TOTAL:
                                                Weekly  or                       Monthly

                                                                              $30,204.00
                                       ----------------                  ----------------

Date: 4/4/97                              /s/ Kurt H. Stump
     -----------                          -------------------------------------
                                          Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.
Name:              KURT H. STUMP                      Capacity:       Principal
      -----------------------------------------                ------
                                                                  X   Officer
                                                               ------
                                                                  X   Director
                                                               ------
                                                                      Insider

Detailed Description of Duties: Daily work activities of Chief Financial
                               ------------------------------------------------
Officer, Director, and Treasurer
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CURRENT COMPENSATION PAID:         Weekly  or                       Monthly

                                                                    $11,250
                                  ----------------             ----------------

CURRENT BENEFITS RECEIVED:         Weekly  or                       Monthly

         Health Insurance                                              $204
                                  ----------------             ----------------
         Life Insurance
                                  ----------------             ----------------
         Retirement
                                  ----------------             ----------------
         Company Vehicle
                                  ----------------             ----------------
         Entertainment
                                  ----------------             ----------------
         Travel
                                  ----------------             ----------------
        Other Benefits
                                  ----------------             ----------------

CURRENT TOTAL:
                                  Weekly  or                       Monthly

                                                                        $11,454
                                  ----------------             ----------------

Date:  4/4/97                              /s/ Kurt H. Stump
     -------------------                  -------------------------------------
                                          Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.
Name:  R. GREGORY BLAIR                       Capacity:             Principal
      ---------------------------                           ------
                                                               X    Officer
                                                            ------
                                                                    Director
                                                            ------
                                                                    Insider
                                                            ------

Detailed Description of Duties: Daily work activities of Vice President -
-------------------------------------------------------------------------
Production
-------------------------------------------------------------------------

-------------------------------------------------------------------------
CURRENT COMPENSATION PAID:                Weekly  or              Monthly

                                                                  $11,917
                                 ----------------         ----------------

CURRENT BENEFITS RECEIVED:                Weekly  or              Monthly

         Health Insurance                                            $204
                                 ----------------         ----------------
         Life Insurance
                                 ----------------         ----------------
         Retirement
                                 ----------------         ----------------
         Company Vehicle
                                 ----------------         ----------------
         Entertainment
                                 ----------------         ----------------
         Travel
                                 ----------------         ----------------
        Other Benefits
                                 ----------------         ----------------

CURRENT TOTAL:

                                          Weekly  or              Monthly

                                                                  $12,121
                                 ----------------         ----------------


Date: 4/4/97                              /s/ Kurt H. Stump
     ------------------                   -------------------------------------
                                          Principal, Officer, Director, Insider


                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:           CARROLL J. HALVA                 Capacity:         Principal
     -----------------------------------                    ------
                                                              X    Officer
                                                            ------
                                                                   Director
                                                            ------
                                                                   Insider
                                                            ------

Detailed Description of Duties: Daily work activities of Vice President -
                               ----------------------------------------------
Manufacturing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CURRENT COMPENSATION PAID:                 Weekly  or                Monthly

                                                                     $12,333
                                  ----------------           ----------------

CURRENT BENEFITS RECEIVED:                 Weekly  or                Monthly

         Health Insurance                                               $204
                                  ----------------           ----------------
         Life Insurance
                                  ----------------           ----------------
         Retirement
                                  ----------------           ----------------
         Company Vehicle
                                  ----------------           ----------------
         Entertainment
                                  ----------------           ----------------
         Travel
                                  ----------------           ----------------
        Other Benefits
                                  ----------------           ----------------

CURRENT TOTAL:

                                           Weekly  or                Monthly

                                                                      $12,537

                                  ----------------            ----------------


Date: 4/4/97                            /s/ Kurt H. Stump
     ------------------------           ---------------------------------------
                                        Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:    DANIEL MURPHY                       Capacity:         Principal
      -------------------------                       --------
                                                          X    Officer
                                                      --------
                                                               Director
                                                      --------

                                                      -------- Insider

Detailed Description of Duties:  Daily work activities of Vice President -
-------------------------------------------------------------------------------
Marketing
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CURRENT COMPENSATION PAID:            Weekly      or       Monthly

                                                           $10,000
                                   ------------          ------------

CURRENT BENEFITS RECEIVED:            Weekly      or       Monthly

         Health Insurance                                  $204
                                   ------------          ------------
         Life Insurance
                                   ------------          ------------
         Retirement
                                   ------------          ------------
         Company Vehicle
                                   ------------          ------------
         Entertainment
                                   ------------          ------------
         Travel
                                   ------------          ------------
        Other Benefits
                                   ------------          ------------

CURRENT TOTAL:

                                      Weekly      or       Monthly

                                                           $10,204
                                   ------------          ------------


Date:    4/4/97                   /s/ Kurt H. Stump
      -------------            ---------------------------------------
                               Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:            JOSEPH MARSHALL                     Capacity:        Principal
                                                              --------
                                                                  X   Officer
                                                              --------
                                                                      Director
                                                              --------
                                                                      Insider
                                                              --------

Detailed Description of Duties:  Daily work activities of Vice President -
-------------------------------------------------------------------------------
Materials
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CURRENT COMPENSATION PAID:                 Weekly       or       Monthly

                                                                 $7,500
                                        -----------            -----------

CURRENT BENEFITS RECEIVED:                 Weekly       or       Monthly

         Health Insurance                                          $204
                                        -----------            -----------
         Life Insurance
                                        -----------            -----------
         Retirement
                                        -----------            -----------
         Company Vehicle
                                        -----------            -----------
         Entertainment
                                        -----------            -----------
         Travel
                                        -----------            -----------
        Other Benefits
                                        -----------            -----------

CURRENT TOTAL:

                                           Weekly       or       Monthly

                                                                 $7,704
                                        -----------            -----------


Date:     4/4/97                    /s/ Kurt H. Stump
       -----------                ----------------------------------------
                                  Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:            THOMAS H. PERSZYK                 Capacity:          Principal
       ---------------------------------                     -----
                                                               X      Officer
                                                             -----
                                                                      Director
                                                             -----
                                                                      Insider
                                                             -----


Detailed Description of Duties:   Daily work activities of Vice President -
-------------------------------------------------------------------------------
Engineering
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CURRENT COMPENSATION PAID:             Weekly           or       Monthly

                                                                 $12,500
                                    ----------------            -------------

CURRENT BENEFITS RECEIVED:             Weekly           or       Monthly

         Health Insurance                                           $204
                                    ----------------            -------------
         Life Insurance

                                    ----------------            -------------
         Retirement

                                    ----------------            -------------
         Company Vehicle

                                    ----------------            -------------
         Entertainment

                                    ----------------            -------------
         Travel

                                    ----------------            -------------
        Other Benefits

                                    ----------------            -------------

CURRENT TOTAL:

                                       Weekly           or       Monthly

                                                                 $12,704
                                    ----------------            -------------


Date:    4/4/97                       /s/ Kurt H. Stump
      ----------                  -----------------------------------------
                                  Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------


The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:         GILBERT L. WACHSMAN                    Capacity:        Principal
     -------------------------------------                     ------

                                                               ------ Officer
                                                                  X   Director
                                                               ------
                                                                      Insider
                                                               ------
Detailed Description of Duties:  Member of Board of Directors
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CURRENT COMPENSATION PAID:                     Weekly          or      Monthly

             Retainer                                                  $1,000
                                            ------------            ------------

CURRENT BENEFITS RECEIVED:                     Weekly          or      Monthly

         Health Insurance

                                            ------------            ------------
         Life Insurance

                                            ------------            ------------
         Retirement

                                            ------------            ------------
         Company Vehicle

                                            ------------            ------------
         Entertainment

                                            ------------            ------------
         Travel

                                            ------------            ------------

        Other Benefits:   Meeting fee                                  $1,000
                                            ------------            ------------

CURRENT TOTAL:

                                               Weekly      or          Monthly

                                                                       $2,000
                                            ------------            -----------


Date:   4/4/97                         /s/ Kurt H. Stump
    -------------                     -----------------------------------------
                                      Principal, Officer, Director, Insider